Exhibit 99-E(3)

SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of August 16, 2007)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund (to be deleted upon liquidation whis is expected to be 8/31/07)	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund
JPMorgan International Equity Portfolio	JPMorgan International Equity Portfolio
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Portfolio	JPMorgan Mid Cap Value Portfolio
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio	JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Equity Income II Fund	JPMorgan Tax Aware Large Cap Value Fund (name effective until 9/15/06)
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund	N/A
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Insurance Trust Balanced Portfolio	One Group Investment Trust Balanced Portfolio and JPMorgan Investment Trust Balanced Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio and JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio and JPMorgan Investment Trust Diversified Mid Cap Portfolio
JPMorgan Insurance Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio and JPMorgan Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio	One Group Investment Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio and JPMorgan Insurance Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	One Group Investment Trust Mid Cap Growth Portfolio and JPMorgan Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio and JPMorgan Investment Trust Mid Cap Value Portfolio

JPMorgan Tax Aware Core Equity Fund	N/A
JPMorgan Tax Aware Diversified Equity Fund	N/A
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan Micro Cap Fund	N/A
Highbridge Statistical Market Neutral Fund	N/A
JPMorgan Intrepid Plus Fund (to be renamed as of 11/1/07)	JPMorgan Intrepid Long/Short Fund
JPMorgan Strategic Small Cap Value Fund	N/A
JPMorgan Insurance Trust International Equity Portfolio	N/A
JPMorgan Insurance Trust Large Cap Value Portfolio	N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio	N/A
JPMorgan International Realty Fund	N/A
JPMorgan China Region Fund	N/A
JPMorgan Global Focus Fund	N/A
JPMorgan Strategic Appreciation Fund	JPMorgan Global Strategic Appreciation Fund
JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund
JPMorgan India Fund	N/A
JPMorgan Latin America Fund	N/A
JPMorgan Russia Fund	N/A
JPMorgan Value Discovery Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Dynamic Growth Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Dynamic Small Cap Core Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan International Value SMA Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Large Cap Value Plus Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan Bond Portfolio	JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06)
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund
JPMorgan Insurance Trust Core Bond Portfolio	One Group Investment Trust Bond Portfolio and JPMorgan Investment Trust Bond Portfolio
JPMorgan Insurance Trust Government Bond Portfolio	One Group Investment Trust Government Bond Portfolio and JPMorgan Investment Trust Government Bond Portfolio
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Real Return Fund	N/A
JPMorgan International Currency Income Fund	N/A
JPMorgan Tax Aware Real Return SMA Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Tax Aware High Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2010 Fund	N/A
JPMorgan SmartRetirement 2015 Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A
JPMorgan SmartRetirement 2050 Fund	N/A

*         ***

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	Nancy E. Fields
Title:	Vice President